Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell President and Chief Executive Officer (650) 234-6000

ROBERT HALF REPORTS FOURTH-QUARTER FINANCIAL RESULTS

MENLO PARK, Calif., January 28, 2021 — Robert Half International Inc. (NYSE symbol: RHI) today reported revenues and earnings for the fourth quarter ended December 31, 2020.
For the quarter ended December 31, 2020, net income was $94 million, or $.84 per share, on revenues of $1.304 billion. Net income for the prior year’s fourth quarter was $113 million, or $.98 per share, on revenues of $1.537 billion.
For the year ended December 31, 2020, net income was $306 million, or $2.70 per share, on revenues of $5.109 billion. For the year ended December 31, 2019, net income was $454 million, or $3.90 per share, on revenues of $6.074 billion.
“Fourth-quarter results for both our Protiviti and staffing operations were very strong and exceeded the top end of our guidance range,” said M. Keith Waddell, president and CEO of Robert Half. “Protiviti reported its 13th consecutive quarter of year-on-year revenue gains, with particular strength in its technology consulting practice and managed solutions with staffing. Our staffing operations reported broad-based, double-digit, quarter-on-quarter sequential revenue growth on an as-adjusted basis.”
Waddell added, “Return on invested capital for the company was 31 percent in the fourth quarter.”
Robert Half management will conduct a conference call today at 5 p.m. EST. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number to listen to today’s conference call is 877-814-0475 (+1-706-643-9224 outside the United States). The password is “Robert Half.”
A taped recording of this call will be available for replay beginning at approximately 8 p.m. EST today and ending at 11:59 p.m. EST on February 27. The dial-in number for the replay is 855-859-2056 (+1-404-537-3406 outside the United States). To access the replay, enter conference ID# 1755918. The conference call also will be archived in audio format on the company’s website at www.roberthalf.com/investor-center.
Founded in 1948, Robert Half is the world’s first and largest specialized staffing firm and a recognized leader in professional consulting and staffing services. The company’s specialized staffing divisions include Accountemps®, Robert Half® Finance & Accounting and Robert Half® Management Resources, for contract, full-time and senior-level project professionals, respectively, in the fields of accounting and finance; OfficeTeam®, for highly skilled administrative support professionals; Robert Half® Technology, for project and full-time technology professionals; Robert Half® Legal, for project and full-time staffing of lawyers, paralegals and legal support personnel; and The Creative Group®, for creative, digital, marketing, advertising and public relations professionals. Robert Half also is the parent company of Protiviti®, a global consulting firm that provides clients with consulting solutions in finance, technology, operations, data, analytics, governance, risk and internal audit.
Robert Half has staffing and consulting operations in more than 400 locations worldwide.

Certain information contained in this press release and its attachments may be deemed forward-looking statements regarding events and financial trends that may affect the company’s future operating results or financial positions. These statements may be identified by words such as “estimate”, “forecast”, “project”, “plan”, “intend”, “believe”, “expect”, “anticipate”, or variations or negatives thereof, or by similar or comparable words or phrases. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the statements.

These risks and uncertainties include, but are not limited to, the following: changes to or new interpretations of U.S. or international tax regulations; the global financial and economic situation; the duration and impact of the COVID-19 pandemic and efforts to mitigate its spread; changes in levels of unemployment and other economic conditions in the United States or foreign countries where the company does business, or in particular regions or industries; reduction in the supply of candidates for contract employment or the company’s ability to attract candidates; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the company’s services; on the company’s ability to maintain its margins; the possibility of the company incurring liability for its activities, including the activities of its contract employees, or for events impacting its contract employees on clients’ premises; the possibility that adverse publicity could impact the company’s ability to attract and retain clients and candidates; the success of the company in attracting, training, and retaining qualified management personnel and other staff employees; the company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the company’s SEC filings; the ability of the company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the company will incur as a result of healthcare reform legislation may adversely affect the company’s profit margins or the demand for the company’s services; the possibility that the company’s computer and communications hardware and software systems could be damaged or their service interrupted; and the possibility that the company may fail to maintain adequate financial and management controls and as a result suffer errors in its financial reporting.
Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
Because long-term contracts are not a significant part of the company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The company undertakes no obligation to update information contained in this release.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INTERNATIONAL INC.
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Quarter Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
	(Unaudited)		(Unaudited)

Service revenues	$1,304,086	$1,537,385	$5,109,000	$6,074,432
Costs of services	789,744	900,524	3,096,389	3,549,303

Gross margin	514,342	636,861	2,012,611	2,525,129

Selling, general and administrative expenses	425,161	503,922	1,666,041	1,958,295
Income from investments held in employee deferred compensation trusts (which is completely offset by related costs and expenses) (1)	(40,542)	(20,289)	(75,188)	(54,917)
Amortization of intangible assets	217	339	1,219	1,361
Interest income, net	(79)	(1,357)	(1,343)	(5,125)

Income before income taxes	129,585	154,246	421,882	625,515
Provision for income taxes	35,169	41,404	115,606	171,082

Net income	$94,416	$112,842	$306,276	$454,433

Diluted net income per share	$.84	$.98	$2.70	$3.90

Shares:
Basic	112,059	114,034	112,729	115,656
Diluted	112,941	114,862	113,318	116,411

(1) Selling, general and administrative (“SG&A”) expenses exclude gains and losses on investments held to fund the Company’s obligations under employee deferred compensation plans. Under these plans, employees direct the investment of their account balances, and the Company makes cash deposits into an investment trust consistent with these directions. Changes in the Company’s deferred compensation obligations noted above are included in SG&A or, in the case of Protiviti, direct cost, while investment income is presented separately. Reclassifications have been made to prior periods’ consolidated financial statements to conform to the current presentation. These reclassifications had no impact to previously reported income before income taxes.

ROBERT HALF INTERNATIONAL INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Quarter Ended December 31,				Year Ended December 31,
	2020		2019		2020		2019
	(Unaudited)				(Unaudited)
SERVICE REVENUES:
Accountemps	$385,000	29.5%	$498,650	32.4%	$1,558,024	30.5%	$1,985,221	32.6%
OfficeTeam	214,985	16.5%	259,147	16.9%	764,947	15.0%	1,040,755	17.1%
Robert Half Technology	175,730	13.5%	198,314	12.9%	695,418	13.6%	765,831	12.6%
Robert Half Management Resources	167,116	12.8%	201,097	13.1%	698,942	13.7%	792,757	13.1%
Elimination of intersegment revenues (1)	(92,393)	(7.1%)	(50,883)	(3.3%)	(239,996)	(4.7%)	(172,439)	(2.8%)
Temporary and consultant staffing	850,438	65.2%	1,106,325	72.0%	3,477,335	68.1%	4,412,125	72.6%
Permanent placement staffing	91,387	7.0%	126,394	8.2%	370,109	7.2%	533,432	8.8%
Protiviti	362,261	27.8%	304,666	19.8%	1,261,556	24.7%	1,128,875	18.6%
Total	$1,304,086	100.0%	$1,537,385	100.0%	$5,109,000	100.0%	$6,074,432	100.0%

GROSS MARGIN:
Temporary and consultant staffing	$327,181	38.5%	$420,248	38.0%	$1,312,797	37.8%	$1,677,489	38.0%
Permanent placement staffing	91,172	99.8%	126,135	99.8%	369,401	99.8%	532,435	99.8%
Protiviti	95,989	26.5%	90,478	29.7%	330,413	26.2%	315,205	27.9%
Total	$514,342	39.4%	$636,861	41.4%	$2,012,611	39.4%	$2,525,129	41.6%

SEGMENT INCOME:
Temporary and consultant staffing	$71,346	8.4%	$97,469	8.8%	$237,279	6.8%	$410,153	9.3%
Permanent placement staffing	8,008	8.8%	15,167	12.0%	28,799	7.8%	83,885	15.7%
Protiviti	50,369	13.9%	40,592	13.3%	155,680	12.3%	127,713	11.3%
Combined segment income (2)	$129,723	9.9%	$153,228	10.0%	$421,758	8.3%	$621,751	10.2%

SELECTED CASH FLOW INFORMATION:
Depreciation	$15,184		$15,779		$62,281		$64,264
Capital expenditures	$4,499		$14,326		$33,377		$59,464
Open market repurchases of common stock (shares)	1,074		988		2,506		4,253

(1) Service revenues for Accountemps, OfficeTeam, Robert Half Technology and Robert Half Management Resources include intersegment revenues, which represent revenues from services provided to Protiviti in connection with the Company’s blended business solutions. Intersegment revenues for each line of business are aggregated and then eliminated as a single line item.

(2) Combined segment income is a non-GAAP measure described further on Page 7.

ROBERT HALF INTERNATIONAL INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

Beginning in Q3 2020 the Company modified its presentation of service revenues for Accountemps, OfficeTeam, Robert Half Technology and Robert Half Management Resources to include intersegment revenues from services provided to Protiviti in connection with the Company’s blended business solutions. This is how the Company now measures and manages these divisions internally and, prospectively it is how the Company will report them externally. The combined amount of divisional intersegment revenues with Protiviti are aggregated and then eliminated as a single line item. The Company has prepared the below schedule to provide readers with historical comparative information to better evaluate the related trends.

	2018				2019				2020
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
SERVICE REVENUES:
Accountemps	$476,055	$488,400	$486,240	$490,849	$490,084	$494,582	$501,905	$498,650	$489,884	$331,542	$351,598	$385,000
OfficeTeam	261,642	268,902	265,758	269,125	252,633	261,952	267,023	259,147	239,979	136,299	173,685	214,985
Robert Half Technology	166,102	178,711	185,687	186,666	182,426	189,461	195,630	198,314	196,652	162,028	161,007	175,730
Robert Half Management Resources	186,690	182,737	181,638	187,745	196,003	195,236	200,421	201,097	211,878	165,031	154,917	167,116
Elimination of intersegment revenues	(24,201)	(30,776)	(35,557)	(41,847)	(36,519)	(38,519)	(46,518)	(50,883)	(46,273)	(41,514)	(59,816)	(92,393)
Temporary and consultant staffing	1,066,288	1,087,974	1,083,766	1,092,538	1,084,627	1,102,712	1,118,461	1,106,325	1,092,120	753,386	781,391	850,438
Permanent placement staffing	121,400	135,038	129,667	125,884	131,562	140,894	134,582	126,394	120,489	71,030	87,203	91,387
Protiviti	207,645	234,042	252,793	263,236	252,341	272,779	299,089	304,666	294,082	283,910	321,303	362,261
Total	$1,395,333	$1,457,054	$1,466,226	$1,481,658	$1,468,530	$1,516,385	$1,552,132	$1,537,385	$1,506,691	$1,108,326	$1,189,897	$1,304,086

ROBERT HALF INTERNATIONAL INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	December 31,
	2020	2019
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$574,426	$270,478
Accounts receivable, less allowances	$714,163	$832,797
Total assets	$2,557,424	$2,311,408
Total current liabilities	$1,046,626	$940,692
Notes payable, less current portion	$—	$239
Total stockholders’ equity	$1,205,289	$1,143,683

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES

The financial results of Robert Half International Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the U.S. Securities and Exchange Commission (“SEC”). To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with the following non-GAAP measures: as adjusted revenue growth rates; adjusted gross margin; adjusted selling, general and administrative expense; segment income; and combined segment income.
Variations in the Company’s financial results include the impact of changes in foreign currency exchange rates, billing days, and certain intercompany adjustments. The Company provides “as adjusted” revenue growth calculations to remove the impact of these items. These calculations show the year-over-year revenue growth rates for the Company’s lines of business on both a reported basis and also on an as-adjusted basis for global, U.S., and international operations. This information is presented for each of the six most recent quarters. The Company has provided this data because it focuses on the Company’s revenue growth rates attributable to operating activities and aids in evaluating revenue trends over time. The Company expresses year-over-year revenue changes as calculated percentages using the same number of billing days, constant currency exchange rates, and certain intercompany adjustments.
The following measures: adjusted gross margin; adjusted selling, general and administrative expense; and segment income include gains and losses on investments held to fund the Company’s obligations under employee deferred compensation plans. The Company provides these measures because they are used by management to review its operational results.
Combined segment income is income before income taxes adjusted for interest income and amortization of intangible assets. The Company provides combined segment income because it is how the Company evaluates segment performance.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED)

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (As Adjusted)
	2019		2020				2019		2020
	Q3	Q4	Q1	Q2	Q3	Q4	Q3	Q4	Q1	Q2	Q3	Q4
Global
Accountemps	3.2	1.6	0.0	-33.0	-29.9	-22.8	2.7	2.1	-0.7	-32.3	-30.2	-23.1
OfficeTeam	0.5	-3.7	-5.0	-48.0	-35.0	-17.0	0.1	-3.1	-5.7	-47.8	-35.8	-18.2
RH Technology	5.4	6.2	7.8	-14.5	-17.7	-11.4	5.2	7.0	6.8	-14.2	-18.2	-11.9
RH Management Resources	10.3	7.1	8.1	-15.5	-22.7	-16.9	13.9	10.3	7.5	-14.8	-23.5	-18.1
Elimination of intersegment revenues (1)	30.8	21.6	26.7	7.8	28.6	81.6	29.3	21.6	24.9	7.7	28.2	81.5
Temporary and consultant staffing	3.2	1.3	0.7	-31.7	-30.1	-23.1	3.4	2.2	0.0	-31.2	-30.7	-23.8
Permanent placement staffing	3.8	0.4	-8.4	-49.6	-35.2	-27.7	3.4	0.9	-9.0	-49.1	-35.7	-28.5
Total staffing	3.3	1.2	-0.3	-33.7	-30.7	-23.6	3.4	2.1	-1.0	-33.2	-31.2	-24.3
Protiviti	18.3	15.7	16.5	4.1	7.4	18.9	14.6	14.1	15.5	4.5	6.4	17.9
Total	5.9	3.8	2.6	-26.9	-23.3	-15.2	5.4	4.3	1.9	-26.4	-23.9	-15.9

United States
Temporary and consultant staffing	5.7	3.0	2.0	-31.7	-31.0	-24.1	4.5	3.2	0.5	-31.7	-31.3	-23.9
Permanent placement staffing	6.5	3.0	-4.9	-51.6	-37.1	-31.3	5.3	3.2	-6.3	-51.6	-37.3	-31.0
Total staffing	5.8	3.0	1.3	-33.7	-31.6	-24.8	4.5	3.2	-0.2	-33.7	-31.9	-24.6
Protiviti	17.5	17.3	21.3	6.4	10.8	22.9	16.2	17.5	19.5	6.3	10.3	23.3
Total	7.9	5.6	4.7	-26.5	-23.3	-15.3	6.6	5.7	3.2	-26.5	-23.7	-15.0

International
Temporary and consultant staffing	-5.0	-4.8	-3.8	-31.8	-27.0	-19.3	-0.2	-1.0	-1.9	-28.9	-28.4	-23.5
Permanent placement staffing	-2.1	-5.3	-15.9	-45.0	-30.9	-19.3	-0.6	-4.1	-14.6	-43.2	-31.7	-23.0
Total staffing	-4.6	-4.8	-5.6	-33.8	-27.6	-19.3	-0.3	-1.5	-3.7	-31.1	-28.9	-23.4
Protiviti	21.2	10.4	1.3	-3.9	-5.0	4.3	9.3	3.3	2.4	-1.5	-8.0	-1.7
Total	-0.7	-2.2	-4.4	-28.4	-23.4	-14.7	1.4	-0.6	-2.7	-25.7	-25.0	-19.2
(1) Service revenues for Accountemps, OfficeTeam, Robert Half Technology and Robert Half Management Resources include intersegment revenues, which represent revenues from services provided to Protiviti in connection with the Company’s blended business solutions. Intersegment revenues for each line of business are aggregated and then eliminated as a single line item.
The non-GAAP financial measures included in the table above adjust for the following items:
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. In order to calculate “Constant Currency” revenue growth rates, as reported amounts are retranslated using foreign exchange rates from the prior year’s comparable period.
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates a global, weighted-average number of billing days for each reporting period based upon inputs from all countries and all lines of business. In order to remove the fluctuations caused by comparable periods having different billing days, the company calculates “same billing day” revenue growth rates by dividing each comparative period’s reported revenues by the calculated number of billing days for that period to arrive at a “per billing day” amount. The “same billing day” growth rates are then calculated based upon the “per billing day” amounts.
Intercompany Adjustments. The “As Reported” revenue growth rates are based upon reported revenues. In order to remove the fluctuations caused by the impact of certain intercompany adjustments, applicable comparative period revenues are reclassified to conform with the current period presentation.
The term “As Adjusted” means that the impact of different billing days, constant currency fluctuations, and certain intercompany adjustments are removed from the revenue growth rate calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein on Pages 9-11.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED)

Year-Over-Year Revenue Growth – GLOBAL
	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020
Accountemps
As Reported	3.2	1.6	0.0	-33.0	-29.9	-22.8
Billing Days Impact	-1.3	0.0	-1.5	-0.1	-0.3	-0.1
Currency Impact	0.8	0.5	0.8	0.8	0.0	-0.2
As Adjusted	2.7	2.1	-0.7	-32.3	-30.2	-23.1
OfficeTeam
As Reported	0.5	-3.7	-5.0	-48.0	-35.0	-17.0
Billing Days Impact	-1.3	0.0	-1.3	-0.1	-0.2	-0.1
Currency Impact	0.9	0.6	0.6	0.3	-0.6	-1.1
As Adjusted	0.1	-3.1	-5.7	-47.8	-35.8	-18.2
Robert Half Technology
As Reported	5.4	6.2	7.8	-14.5	-17.7	-11.4
Billing Days Impact	-1.4	0.1	-1.5	-0.1	-0.2	0.0
Currency Impact	0.5	0.3	0.5	0.4	-0.3	-0.5
Intercompany Adjustments	0.7	0.4	―	―	―	―
As Adjusted	5.2	7.0	6.8	-14.2	-18.2	-11.9
Robert Half Management Resources
As Reported	10.3	7.1	8.1	-15.5	-22.7	-16.9
Billing Days Impact	-1.4	0.0	-1.5	-0.1	-0.2	0.0
Currency Impact	1.1	0.7	0.9	0.8	-0.6	-1.2
Intercompany Adjustments	3.9	2.5	―	―	―	―
As Adjusted	13.9	10.3	7.5	-14.8	-23.5	-18.1
Elimination of intersegment revenues
As Reported	30.8	21.6	26.7	7.8	28.6	81.6
Billing Days Impact	-1.6	0.0	-1.8	-0.2	-0.4	-0.1
Currency Impact	0.1	0.0	0.0	0.1	0.0	0.0
As Adjusted	29.3	21.6	24.9	7.7	28.2	81.5
Temporary and consultant staffing
As Reported	3.2	1.3	0.7	-31.7	-30.1	-23.1
Billing Days Impact	-1.3	0.0	-1.4	-0.1	-0.3	0.0
Currency Impact	0.9	0.5	0.7	0.6	-0.3	-0.7
Intercompany Adjustments	0.6	0.4	―	―	―	―
As Adjusted	3.4	2.2	0.0	-31.2	-30.7	-23.8
Permanent placement staffing
As Reported	3.8	0.4	-8.4	-49.6	-35.2	-27.7
Billing Days Impact	-1.4	0.0	-1.4	-0.1	-0.2	0.0
Currency Impact	1.0	0.5	0.8	0.6	-0.3	-0.8
As Adjusted	3.4	0.9	-9.0	-49.1	-35.7	-28.5
Total staffing
As Reported	3.3	1.2	-0.3	-33.7	-30.7	-23.6
Billing Days Impact	-1.4	0.0	-1.4	-0.1	-0.2	0.0
Currency Impact	0.9	0.5	0.7	0.6	-0.3	-0.7
Intercompany Adjustments	0.6	0.4	―	―	―	―
As Adjusted	3.4	2.1	-1.0	-33.2	-31.2	-24.3
Protiviti
As Reported	18.3	15.7	16.5	4.1	7.4	18.9
Billing Days Impact	-1.4	0.1	-1.6	-0.1	-0.3	0.0
Currency Impact	0.8	0.3	0.6	0.5	-0.7	-1.0
Intercompany Adjustments	-3.1	-2.0	―	―	―	―
As Adjusted	14.6	14.1	15.5	4.5	6.4	17.9
Total
As Reported	5.9	3.8	2.6	-26.9	-23.3	-15.2
Billing Days Impact	-1.4	0.0	-1.4	-0.1	-0.2	0.0
Currency Impact	0.9	0.5	0.7	0.6	-0.4	-0.7
As Adjusted	5.4	4.3	1.9	-26.4	-23.9	-15.9

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED)

Year-Over-Year Revenue Growth – UNITED STATES
	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020
Temporary and consultant staffing
As Reported	5.7	3.0	2.0	-31.7	-31.0	-24.1
Billing Days Impact	-1.2	0.2	-1.5	0.0	-0.3	0.2
Currency Impact	―	―	―	―	―	―
As Adjusted	4.5	3.2	0.5	-31.7	-31.3	-23.9

Permanent placement staffing
As Reported	6.5	3.0	-4.9	-51.6	-37.1	-31.3
Billing Days Impact	-1.2	0.2	-1.4	0.0	-0.2	0.3
Currency Impact	―	―	―	―	―	―
As Adjusted	5.3	3.2	-6.3	-51.6	-37.3	-31.0

Total staffing
As Reported	5.8	3.0	1.3	-33.7	-31.6	-24.8
Billing Days Impact	-1.3	0.2	-1.5	0.0	-0.3	0.2
Currency Impact	―	―	―	―	―	―
As Adjusted	4.5	3.2	-0.2	-33.7	-31.9	-24.6

Protiviti
As Reported	17.5	17.3	21.3	6.4	10.8	22.9
Billing Days Impact	-1.3	0.2	-1.8	-0.1	-0.5	0.4
Currency Impact	―	―	―	―	―	―
As Adjusted	16.2	17.5	19.5	6.3	10.3	23.3

Total
As Reported	7.9	5.6	4.7	-26.5	-23.3	-15.3
Billing Days Impact	-1.3	0.1	-1.5	0.0	-0.4	0.3
Currency Impact	―	―	―	―	―	―
As Adjusted	6.6	5.7	3.2	-26.5	-23.7	-15.0

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED)

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020
Temporary and consultant staffing
As Reported	-5.0	-4.8	-3.8	-31.8	-27.0	-19.3
Billing Days Impact	-1.6	-0.4	-1.4	0.0	0.0	-1.0
Currency Impact	3.8	2.4	3.3	2.9	-1.4	-3.2
Intercompany Adjustments	2.6	1.8	―	―	―	―
As Adjusted	-0.2	-1.0	-1.9	-28.9	-28.4	-23.5

Permanent placement staffing
As Reported	-2.1	-5.3	-15.9	-45.0	-30.9	-19.3
Billing Days Impact	-1.5	-0.4	-1.1	-0.1	0.0	-1.0
Currency Impact	3.0	1.6	2.4	1.9	-0.8	-2.7
As Adjusted	-0.6	-4.1	-14.6	-43.2	-31.7	-23.0

Total staffing
As Reported	-4.6	-4.8	-5.6	-33.8	-27.6	-19.3
Billing Days Impact	-1.6	-0.6	-1.3	-0.1	0.0	-1.0
Currency Impact	3.7	2.3	3.2	2.8	-1.3	-3.1
Intercompany Adjustments	2.2	1.6	―	―	―	―
As Adjusted	-0.3	-1.5	-3.7	-31.1	-28.9	-23.4

Protiviti
As Reported	21.2	10.4	1.3	-3.9	-5.0	4.3
Billing Days Impact	-1.8	-0.6	-1.4	0.0	0.1	-1.4
Currency Impact	3.5	1.4	2.5	2.4	-3.1	-4.6
Intercompany Adjustments	-13.6	-7.9	―	―	―	―
As Adjusted	9.3	3.3	2.4	-1.5	-8.0	-1.7

Total
As Reported	-0.7	-2.2	-4.4	-28.4	-23.4	-14.7
Billing Days Impact	-1.6	-0.5	-1.3	0.0	0.1	-1.1
Currency Impact	3.7	2.1	3.0	2.7	-1.7	-3.4
As Adjusted	1.4	-0.6	-2.7	-25.7	-25.0	-19.2

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED SUMMARY OF OPERATIONS RECONCILIATION (UNAUDITED)
(in thousands)

	Quarter Ended December 31,						Relationships
	2020			2019			2020	2019	2020	2019
	Reported	Adjustments	Adjusted (1)	Reported	Adjustments	Adjusted (1)	Reported		Adjusted
SERVICE REVENUES:
Temporary and consultant staffing	850,438		850,438	1,106,325		1,106,325	65.2%	72.0%	65.2%	72.0%
Permanent placement staffing	91,387		91,387	126,394		126,394	7.0%	8.2%	7.0%	8.2%
Protiviti	362,261		362,261	304,666		304,666	27.8%	19.8%	27.8%	19.8%
Total	$1,304,086		$1,304,086	$1,537,385		$1,537,385	100.0%	100.0%	100.0%	100.0%

GROSS MARGIN:
Temporary and consultant staffing	$327,181		$327,181	$420,248		$420,248	38.5%	38.0%	38.5%	38.0%
Permanent placement staffing	91,172		91,172	126,135		126,135	99.8%	99.8%	99.8%	99.8%
Protiviti	95,989	5,419	101,408	90,478	2,083	92,561	26.5%	29.7%	28.0%	30.4%
Total	$514,342	$5,419	$519,761	$636,861	$2,083	$638,944	39.4%	41.4%	39.9%	41.6%

SELLING GENERAL AND ADMINISTRATIVE EXPENSE:
Temporary and consultant staffing	$287,550	$(31,715)	$255,835	$339,118	$(16,339)	$322,779	33.8%	30.7%	30.1%	29.2%
Permanent placement staffing	86,572	(3,408)	83,164	112,835	(1,867)	110,968	94.7%	89.3%	91.0%	87.8%
Protiviti	51,039	—	51,039	51,969	—	51,969	14.1%	17.1%	14.1%	17.1%
Total	$425,161	$(35,123)	$390,038	$503,922	$(18,206)	$485,716	32.6%	32.8%	29.9%	31.6%

OPERATING/SEGMENT INCOME:
Temporary and consultant staffing	$39,631	$31,715	$71,346	$81,130	$16,339	$97,469	4.7%	7.3%	8.4%	8.8%
Permanent placement staffing	4,600	3,408	8,008	13,300	1,867	15,167	5.0%	10.5%	8.8%	12.0%
Protiviti	44,950	5,419	50,369	38,509	2,083	40,592	12.4%	12.6%	13.9%	13.3%
Total	$89,181	$40,542	$129,723	$132,939	$20,289	$153,228	6.8%	8.6%	9.9%	10.0%
Amortization of intangible assets	217	—	217	339	—	339	0.0%	0.0%	0.0%	0.0%
Income from investments held in employee deferred compensation trusts	(40,542)	40,542	—	(20,289)	20,289	—	3.1%	1.3%	0.0%	0.0%
Interest income, net	(79)	—	(79)	(1,357)	—	(1,357)	0.0%	0.1%	0.0%	0.0%
Income before income taxes	$129,585	$—	$129,585	$154,246	$—	$154,246	9.9%	10.0%	9.9%	10.0%
(1) Changes in the Company’s deferred compensation obligations are included in selling, general and administrative expense or, in the case of Protiviti, direct cost, while investment income is presented separately. The non-GAAP financial measures shown in the table above are adjusted to reclassify investment income from investments held in employee deferred compensation trusts to the same line item which includes the corresponding change in obligation. These adjustments have no impact to income before income taxes.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED SUMMARY OF OPERATIONS RECONCILIATION (UNAUDITED)
(in thousands)

	Year Ended December 31,						Relationships
	2020			2019			2020	2019	2020	2019
	Reported	Adjustments	Adjusted (1)	Reported	Adjustments	Adjusted (1)	Reported		Adjusted
SERVICE REVENUES:
Temporary and consultant staffing	3,477,335		3,477,335	4,412,125		4,412,125	68.1%	72.6%	68.1%	72.6%
Permanent placement staffing	370,109		370,109	533,432		533,432	7.2%	8.8%	7.2%	8.8%
Protiviti	1,261,556		1,261,556	1,128,875		1,128,875	24.7%	18.6%	24.7%	18.6%
Total	$5,109,000		$5,109,000	$6,074,432		$6,074,432	100.0%	100.0%	100.0%	100.0%

GROSS MARGIN:
Temporary and consultant staffing	$1,312,797		$1,312,797	$1,677,489		$1,677,489	37.8%	38.0%	37.8%	38.0%
Permanent placement staffing	369,401		369,401	532,435		532,435	99.8%	99.8%	99.8%	99.8%
Protiviti	330,413	11,682	342,095	315,205	5,390	320,595	26.2%	27.9%	27.1%	28.4%
Total	$2,012,611	$11,682	$2,024,293	$2,525,129	$5,390	$2,530,519	39.4%	41.6%	39.6%	41.7%

SELLING GENERAL AND ADMINISTRATIVE EXPENSE:
Temporary and consultant staffing	$1,132,915	$(57,397)	$1,075,518	$1,311,521	$(44,185)	$1,267,336	32.6%	29.7%	30.9%	28.7%
Permanent placement staffing	346,711	(6,109)	340,602	453,892	(5,342)	448,550	93.7%	85.1%	92.0%	84.1%
Protiviti	186,415	—	186,415	192,882	—	192,882	14.8%	17.1%	14.8%	17.1%
Total	$1,666,041	$(63,506)	$1,602,535	$1,958,295	$(49,527)	$1,908,768	32.6%	32.2%	31.4%	31.4%

OPERATING/SEGMENT INCOME:
Temporary and consultant staffing	$179,882	$57,397	$237,279	$365,968	$44,185	$410,153	5.2%	8.3%	6.8%	9.3%
Permanent placement staffing	22,690	6,109	28,799	78,543	5,342	83,885	6.1%	14.7%	7.8%	15.7%
Protiviti	143,998	11,682	155,680	122,323	5,390	127,713	11.4%	10.8%	12.3%	11.3%
Total	$346,570	$75,188	$421,758	$566,834	$54,917	621,751	6.8%	9.3%	8.3%	10.2%
Amortization of intangible assets	1,219	—	1,219	1,361	—	1,361	0.0%	0.0%	0.0%	0.0%
Income from investments held in employee deferred compensation trusts	(75,188)	75,188	—	(54,917)	54,917	—	1.5%	0.9%	0.0%	0.0%
Interest income, net	(1,343)	—	(1,343)	(5,125)	—	(5,125)	0.0%	0.1%	0.0%	0.1%
Income before income taxes	$421,882	$—	$421,882	$625,515	$—	$625,515	8.3%	10.3%	8.3%	10.3%
(1) Changes in the Company’s deferred compensation obligations are included in selling, general and administrative expense or, in the case of Protiviti, direct cost, while investment income is presented separately. The non-GAAP financial measures shown in the table above are adjusted to reclassify investment income from investments held in employee deferred compensation trusts to the same line item which includes the corresponding change in obligation. These adjustments have no impact to income before income taxes.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
COMBINED SEGMENT INCOME RECONCILIATION (UNAUDITED)
(in thousands)

	Quarter Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019

Income before income taxes	$129,585	$154,246	$421,882	$625,515
Interest income, net	(79)	(1,357)	(1,343)	(5,125)
Amortization of intangible assets	217	339	1,219	1,361
Combined segment income	$129,723	$153,228	$421,758	$621,751